Exhibit 99.1 Investor Contact: Kirk Feiler, Investor Relations Commercial Vehicle Group, Inc. (614) 289-0195 For Immediate Release COMMERCIAL VEHICLE GROUP ANNOUNCES ACTIONS IN RESPONSE TO COVID-19 PANDEMIC NEW ALBANY, OHIO, April 13, 2020 – Commercial Vehicle Group, Inc. (the “Company” or “CVG”) (NASDAQ: CVGI), a leading supplier of fully-integrated system solutions for the global commercial vehicle market, announced additional actions to adjust and synchronize the Company’s priorities, overall cost structure including salaried and hourly staffing, and working capital investments in order to optimize outcomes during the global COVID-19 pandemic. “During these challenging conditions, we have taken decisive actions to align both our priorities and cost structure to the current lower demand environment,” said Harold Bevis, President and Chief Executive Officer of CVG. “Since the initial impact on our business was felt as COVID-19 spread in China, we have been watching the situation closely. Our operations in China have returned to near pre-disruption levels; however, we have yet to reach the apex of the pandemic in North America and Europe. To date, we have moved quickly and broadly, and are working closely with our customers to prioritize key projects and short-term production decisions. We have retained staffing with lean structures for essential operations, and are managing our working capital investments aggressively. We believe these actions will better enable CVG to navigate the current economic turmoil, while also ensuring we remain focused on the needs of our many stakeholders – employees, customers, and investors.” Aligning Cost Structure to Business Priorities and Preserving Liquidity CVG has aggressively implemented a series of temporary cost reduction measures to further align its cost structure and business practices to the current business environment, preserve liquidity, and protect its workforce. These temporary actions include: • 50% reduction of the compensation for Chief Executive Officer, Harold Bevis • 40% reduction of the compensation for the remaining executive leadership team • 20% reduction of base wages for all global salaried personnel through a combination of furloughs and reductions, in accordance with local laws, regulations, and labor agreements • 20% reduction of annual cash retainer compensation for CVG’s Board of Directors • Select reduction in workforce and furloughing of production employees • Elimination of discretionary expenses and non-essential capital expenditures • Elimination of 2020 401K matching program • Curtailment of operations at select facilities to align with current demand levels and adhere to state and local government mandates • Reductions in working capital including specific plans to reduce purchases of raw material

• Implementation of more aggressive industrial hygiene protocols to protect its workforce; and • Continuation of key R&D projects with top customers. Compensation reductions will remain in place until conditions improve, while the closure of facilities will vary and continue to align with regulatory mandates. “Our primary focus today is on the well-being of our employees. We do not make furlough and wage reduction decisions lightly and have considered a broad range of options with the goal of avoiding permanent reductions where possible. We believe these prioritization and cost reduction actions will support the financial stability of CVG; will drive significant improvement; and allow us to perform in both the near-term and long-term. We will continue to monitor the situation and we will move swiftly, as appropriate, to add back personnel, increase production, increase R&D, or right-size costs further,” continued Mr. Bevis. “Based on our current financial position, we believe we have sufficient liquidity to fund our operations, maintain strategic R&D and capex programs in key areas, and make other prudent investments in the business. In addition, we are acutely focused on ensuring we are meeting our customers’ needs and are having ongoing dialogues to understand supply chain outlooks. We are continuing to deliver essential parts to customers. This is a fluid situation and we will react quickly to any changes.” Market Outlook The impact of the COVID-19 pandemic on CVG’s end markets and its facilities remains uncertain. At this time, it is challenging to accurately estimate the full impact both near-term and longer term, therefore the Company is withdrawing its 2020 guidance related to North American Class 5-8 truck and global construction production. About Commercial Vehicle Group, Inc. Commercial Vehicle Group, Inc. (through its subsidiaries) is a leading supplier of electrical wire harnesses, seating systems, and a full range of other cab related products for the global commercial vehicle markets, including the medium- and heavy-duty truck, medium- and heavy-construction vehicle, military, bus, agriculture, specialty transportation, mining, industrial equipment and off-road recreational markets. Information about the Company and its products is available on the internet at www.cvgrp.com. Forward-Looking Statements This press release contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including the short-term and potential longer-term impact of the COVID-19 pandemic on Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (ii) future financial restatements affecting the company; (iii) general economic or business conditions affecting the markets in which the Company serves; (iv) the Company's ability to develop or successfully introduce new products; (v) risks associated with conducting business in foreign countries and currencies; (vi) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (vii) the Company’s failure to complete or successfully integrate strategic acquisitions and the impact of such acquisitions on business relationships; (viii) the Company’s ability to recognize synergies from the reorganization of the segments; (ix) the Company’s failure to successfully manage any divestitures; (x) the impact of changes in governmental regulations on the Company's customers or on its business; (xi) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (xii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xiii) the Company’s ability to comply with the financial covenants in its debt facilities; (xiv) fluctuation in interest rates or change in the reference interest rate relating to the Company’s debt facilities; (xv) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and material costs; (xvi) volatility and cyclicality in the commercial vehicle market adversely affecting us, including the impact of the current COVID-19 pandemic; (xvii) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xviii) changes to domestic manufacturing initiatives; (xix) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business (xx) security breaches and other disruptions that could compromise our information systems; (xxi) the impact of disruptions in our supply chain or delivery chains; (xxii) litigation against us; (xxiii) the impact of health epidemics or widespread outbreak of contagious disease; and (xxiv) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2019. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. ###